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                             SCNV ACQUISITION CORP.
NUMBER                                                                SHARES
  SC

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 78402R 10 0

                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

    THIS CERTIFIES THAT




    is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF
                    $.01 PER SHARE OF SCNV ACQUISITION CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:

/s/ _________________                  [SEAL]           /s/ _________________

PRESIDENT AND CHIEF EXECUTIVE OFFICER                   EXECUTIVE VICE PRESIDENT


COUNTERSIGNED AND REGISTERED:
      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                          TRANSFER AGENT
                                           AND REGISTRAR
BY

                                      AUTHORIZED OFFICER

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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common
TEN ENT  -- as tenants by the entireties
JT TEN   -- as joint tenants with right
            of survivorship and not as tenants
            in common

UNIF GIFT MIN ACT -- ___________ Custodian ___________
                        (Cust)               (Minor)
                     under Uniform Gifts to Minors
                     Act ___________
                           (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------

 ---------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ________________________


                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.